Rule 497(d)
FT 411

Supplement to the Prospectus dated February 24, 2000

Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trusts in FT 411 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.75% of the sales price of Select Portfolio Series Units sold pursuant to this provision and 2.2% (2.5% for volume purchasers) of the sales price of Portfolio Series Units sold pursuant to this provision.


May 3, 2000